Exhibit 10.2

January 17, 2023

J.P. MORGAN REIT OPERATING PARTNERSHIP, L.P.

J.P. MORGAN REAL ESTATE INCOME TRUST, INC.

c/o JPMorgan Real Estate Americas

277 Park Avenue, 36th Floor

New York, NY 10172

Attention: Rita Lai

Email: rita.lai@jpmorgan.com

Re:

Secured Subscription Revolving Credit Facility for J.P. MORGAN REIT OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (“Borrower”), in the initial aggregate principal amount of $65,000,000, with an accordion up to an aggregate principal amount of $150,000,000 (as applicable at the time, the aggregate amount shall be referred to as the “Facility Amount”).

Ladies and Gentlemen:

Reference is made to that certain Revolving Credit Agreement (the “Credit Agreement”) dated as of August 31, 2022, by and among Borrower, J.P. Morgan Real Estate Income Trust, Inc., a Maryland corporation, as initial guarantor (the “Initial Guarantor” and, together with the Borrower, the “Loan Parties”), the other parties from time to time party thereto, U.S. Bank National Association (“U.S. Bank”), as administrative agent (in such capacity, the “Administrative Agent”) and a Lender, and the other lenders from time to time hereafter party thereto (collectively, the “Lenders”). Capitalized terms used herein have the meaning given to them in the Credit Agreement unless otherwise defined herein.

The parties hereto agree that as of the date hereof, Section 10.11 of the Credit Agreement is amended to insert the bolded and underlined language below into the Section as follows:

“No Loan Party may incur any Indebtedness except as permitted under its Constituent Documents; provided that, notwithstanding anything herein to the contrary, no Loan Party nor any of their respective Subsidiaries through which Investments in Properties are held shall (a) incur Indebtedness for borrowed money (excluding the Indebtedness evidenced by this Agreement) in excess of sixty-five percent (65%) of the greater of (i) the aggregate cost of all Investments then owned (directly or indirectly) by Initial Borrower or Initial Guarantor or any of their respective Subsidiaries and (ii) the aggregate fair market value of all such Investments, in each case measured at the time of incurrence of such Indebtedness; and (b) incur asset-level Indebtedness for borrowed money with respect to any single Investment in any Property in excess of seventy-five percent (75%) of the greater of (i) the aggregate cost of such Investment and (ii) the aggregate fair market value of such Investment, in each case measured at the time of the incurrence of such Indebtedness.”

The Loan Parties hereby reaffirm their obligations under the Loan Documents, as amended by this Letter.

This Letter shall be governed by, and construed in accordance with, the law of the State of New York. You consent to the exclusive jurisdiction and venue of the United States District Court for the Southern District of New York sitting in the Borough of Manhattan (or if such court lacks subject matter jurisdiction, the Supreme Court of the State of New York sitting in the Borough of Manhattan). Each party hereto irrevocably waives, to the fullest extent permitted by applicable law, (a) any right it may have to a trial by jury in any legal proceeding arising out of or relating to this Fee Letter or the transactions contemplated hereby (whether based on contract, tort or any other theory) and (b) any objection that it may now or hereafter have to the laying of venue of any such legal proceeding in the federal or state courts located in the City of New York, Borough of Manhattan.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK SIGNATURE PAGES FOLLOW.

If you are in agreement with the foregoing, please indicate your acceptance of this Fee Letter by signing in the space indicated below.

ADMINISTRATIVE AGENT AND LENDER:

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Matthew Gumnic
Name:	Matthew Gumnic
Title:	Vice President

Signature Page to

Fee Letter

Accepted and Agreed on the date first written above:

J.P. MORGAN REIT OPERATING PARTNERSHIP, L.P., a Delaware limited partnership By: J.P. Morgan Real Estate Income Trust, Inc., its general partner

By:	/s/ Rita Lai
	Name:	Rita Lai (Blumberg)
Title: Authorized Signatory

J.P. MORGAN REAL ESTATE INCOME TRUST, INC., a Maryland corporation

By:	/s/ Rita Lai
	Name:	Rita Lai (Blumberg)
Title: Authorized Signatory

Signature Page to

Fee Letter